Exhibit 99.2

Table 7: SHURGARD STORAGE CENTERS, INC.

SPLIT OF FFO BETWEEN SHURGARD EUROPE AND SHURGARD U.S. (unaudited)

Split of FFO between Shurgard Europe and Shurgard U.S. for the three months ended March 31, 2006

(in thousands)

For the three months ended March 31, 2006	Shurgard Europe 20% owned joint ventures (2)	European subsidiaries (Excluding joint ventures) (2)	Remainder of Shurgard Storage Centers, Inc.	Consolidated Shurgard Storage Centers, Inc.
Net (loss) income	$(1,230)	$(596)	$6,885	$5,059
Depreciation and amortization (1)	380	5,727	16,164	22,271
Loss on sales of operating properties	—	—	82	82
Cumulative effect of change in accounting principle	—	200	—	200

FFO	$(850)	$5,331	$23,131	$27,612

(1)	Excludes depreciation related to non-real estate assets and minority interests in depreciation and amortization and includes depreciation and amortization of discontinued operations.

(2)	Balances are presented net of minority interests.

Foreign Exchange and Derivative Gains (Losses) included in FFO presented above

(in thousands)

For the three months ended March 31, 2006	Shurgard Europe 20% owned joint ventures	European subsidiaries (Excluding joint ventures)	Remainder of Shurgard Storage Centers, Inc.	Consolidated Shurgard Storage Centers, Inc.
Gain (loss) on derivatives	$517	$769	$(595)	$691
Foreign exchange (loss) gain	(23)	122	26	125
Minority interest	(395)	—	—	(395)

Net amount included in FFO	$99	$891	$(569)	$421

Foreign Exchange and Derivative Gains (Losses) included in FFO

(in thousands)

For the three months ended March 31, 2005	Shurgard Europe 20% owned joint ventures (2)	European subsidiaries (Excluding joint ventures)	Remainder of Shurgard Storage Centers, Inc.	Consolidated Shurgard Storage Centers, Inc.
Gain (loss) on derivatives	$(438)	$(615)	$694	$(359)
Foreign exchange gain (loss)	(27)	(2,887)	$(934)	(3,848)
Minority interest	384	498	—	882

Net amount included in FFO	$(81)	$(3,003)	$(240)	$(3,325)

Table 8: SHURGARD STORAGE CENTERS, INC.

EARNINGS PER SHARE (unaudited)

Earnings Per Share for the three months ended March 31, 2006 and 2005

	For the three months ended March 31,
(in thousands except share data)	2006	2005
Results of operations - Numerator
Income (loss) from continuing operations	$5,191	$(1,331)
Preferred distributions and other	(3,037)	(3,042)

Income (loss) from continuing operations available to common shareholders	2,154	(4,373)
Discontinued operations	68	6,587
Cumulative effect of accounting changes	(200)	—

Net income available to common shareholders	$2,022	$2,214

Weighted average share amounts - Denominator
Basic weighted average shares outstanding	46,955	46,514
Effect of dilutive stock based awards	1,228	—

Diluted weighted average shares outstanding	48,183	46,514

Basic per share amounts
Income (loss) from continuing operations available to common shareholders	$0.04	$(0.09)
Discontinued operations	—	0.14
Cumulative effect of accounting changes	—	—

Net income available to common shareholders	$0.04	$0.05

Diluted per share amounts
Income (loss) from continuing operations available to common shareholders	$0.04	$(0.09)
Discontinued operations	—	0.14
Cumulative effect of accounting changes	—	—

Net income available to common shareholders	$0.04	$0.05

Table 9: SHURGARD STORAGE CENTERS, INC.

SEGMENT KEY INVESTMENT AND OPERATING DATA (unaudited)

Segment key investing and operating data for the three months ended March 31, 2006

Three months ended March 31, 2006 (dollars in thousands except average rent)	Domestic		Europe (5)		Total
	Amount	% of total	Amount	% of total	Amount	% of total
Same Store (1)
Number of Storage Centers	462	95%	123	78%	585	91%
Segment Revenues	$87,583	96%	$32,123	90%	$119,706	94%
NOI after indirect and leasehold expense	$51,225	97%	$14,909	113%	$66,134	100%
Avg. annual rent per sq. ft. (3)	$12.66		$21.93
Avg. sq. ft. occupancy	84%		80%
Total Storage Center Costs (4)	$1,916,885	95%	$1,026,817	82%	$2,943,702	90%

New Store (2)
Number of Storage Centers	22	5%	35	22%	57	9%
Segment Revenues	$3,548	4%	$3,514	10%	$7,062	6%
NOI after indirect and leasehold expense	$1,578	3%	$(1,663)	(13%)	$(85)	0%
Avg. sq. ft. occupancy	78%		41%
Total Storage Center Costs (4)	$102,847	5%	$224,118	18%	$326,965	10%

Combined New and Same Stores
Number of Storage Centers	484	100%	158	100%	642	100%
Segment Revenues	$91,131	100%	$35,637	100%	$126,768	100%
NOI after indirect and leasehold expense	$52,803	100%	$13,246	100%	$66,049	100%
Total Storage Center Costs (4)	$2,019,732	100%	$1,250,935	100%	$3,270,667	100%

(1)	Our definition of Same Store includes existing storage centers acquired prior to January 1 of the previous year as well as developed properties that have been operating for a full two years as of January 1 of the current year. Our definition of Same Store results in the addition of storage centers each year as new acquisitions and developments meet the criteria for inclusion, so we then include these storage centers in the previous year’s comparable data. Other storage companies may define Same Store differently, which will affect the comparability of the data.

(2)	Our definition of New Store, as shown in the table above, includes existing domestic facilities that had not been acquired or leased as of January 1 of the previous year as well as developed properties that have not been operating a full two years as of January 1 of the current year.

(3)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

(4)	Total costs capitalized to storage centers.

(5)	We acquired ten new European stores in the first quarter of 2006, although one is being held for immediate resale and is not included in this table. The remaining nine had a cost of $45.8 million.

Table 10: SHURGARD STORAGE CENTERS, INC.

SEGMENT KEY OPERATING DATA (unaudited)

Segment key operating data for the three months ended March 31, 2005

Three months ended March 31, 2005 (1) (dollars in thousands except average rent)	Domestic		Europe (5)		Total
	Amount	% of total	Amount	% of total	Amount	% of total
Same Store (2)
Number of Storage Centers	462	98%	123	91%	585	96%
Segment Revenues	$81,141	99%	$27,134	98%	$108,275	99%
NOI after indirect and leasehold expense	$46,262	100%	$8,566	119%	$54,828	103%
Avg. annual rent per sq. ft. (4)	$11.89		$21.80
Avg. sq. ft. occupancy	83%		68%
New Store (3)
Number of Storage Centers	10	2%	12	9%	22	4%
Segment Revenues	$651	1%	$661	2%	$1,312	1%
NOI after indirect and leasehold expense	$(15)	0%	$(1,384)	(19%)	$(1,399)	(3%)
Avg. sq. ft. occupancy	55%		8%
Combined New and Same Stores
Number of Storage Centers	472	100%	135	100%	607	100%
Segment Revenues	$81,792	100%	$27,795	100%	$109,587	100%
NOI after indirect and leasehold expense	$46,247	100%	$7,182	100%	$53,429	100%

(1)	We used the 2006 definition of same store.

(2)	Our definition of Same Store includes existing storage centers acquired prior to January 1 of the previous year as well as developed properties that have been operating for a full two years as of January 1 of the current year. Our definition of Same Store results in the addition of storage centers each year as new acquisitions and developments meet the criteria for inclusion, so we then include these storage centers in the previous year’s comparable data. Other storage companies may define Same Store differently, which will affect the comparability of the data.

(3)	Our definition of New Store, as shown in the table above, includes existing domestic facilities that had not been acquired or leased as of January 1 of the previous year as well as developed properties that have not been operating a full two years as of January 1 of the current year.

(4)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

(5)	Amounts have been translated from local currencies to U.S. dollars at constant exchange rate using the average exchange rate of 2006.

Table 11: SHURGARD STORAGE CENTERS, INC.

SUMMARY OF OPERATING SELF-STORAGE PROPERTIES (unaudited)

Summary of Operating Self-Storage Properties as of March 31, 2006

	Domestic		European		Total
	Number of Properties	Net Rentable Square Feet	Number of Properties (1)	Net Rentable Square Feet	Number of Properties	Net Rentable Square Feet
100% owned or leased	379	24,477,000	103	5,578,000	482	30,055,000
Partially owned or leased, consolidated	105	7,389,000	56	2,789,000	161	10,178,000
Fee managed	13	718,000	—	—	13	718,000

	497	32,584,000	159	8,367,000	656	40,951,000

(1)	Includes one storage center held for sale.

Table 12: SHURGARD STORAGE CENTERS, INC.

DOMESTIC YEAR TO DATE SAME STORE RESULTS (unaudited)

Domestic Same Store Results for the three months ended March 31, 2006 and 2005 (1)

	For the three months ended March 31,
(dollars in thousands except average rent)	2006	2005	% Change
Segment revenue	$87,583	$81,141	7.9%
Operating expense:
Personnel expenses	9,703	9,209	5.4%
Real estate taxes	8,535	8,036	6.2%
Repairs and maintenance	2,747	2,592	6.0%
Marketing expense	1,869	2,116	(11.7%)
Utilities and phone expenses	3,751	3,129	19.9%
Cost of goods sold	1,058	873	21.2%
Store admin and other expenses	2,938	3,396	(13.5%)

Direct operating and real estate tax expense	30,601	29,351	4.3%

NOI	56,982	51,790	10.0%
Leasehold expense	1,002	1,129	(11.2%)

NOI after leasehold expense	55,980	50,661	10.5%
Indirect operating expense (2)	4,755	4,399	8.1%

NOI after indirect operating and leasehold expense	$51,225	$46,262	10.7%

Avg. annual rent per sq.ft. (3)	$12.66	$11.89	6.5%
Avg. sq.ft. occupancy	84%	83%
Total net rentable sq.ft.	30,452,000	30,452,000
Number of properties as of March 31st	462	462

(1)	Table includes the total operating results of each storage center regardless of our percentage ownership interest in that storage center.

(2)	Indirect operating expense includes certain shared property costs such as district and corporate management, purchasing, national contracts personnel and marketing, as well as certain overhead costs allocated to property operations such as business information technology, legal services, human resources and accounting. Does not include containerized storage operations, internal real estate acquisition cost or abandoned development expense. Indirect operating expense is allocated to storage centers based on number of months in operation during the period.

(3)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

Table 13: SHURGARD STORAGE CENTERS, INC.

EUROPE YEAR TO DATE SAME STORE RESULTS (in U.S. dollars) (unaudited)

Europe Same Store Results for the three months ended March 31, 2006 and 2005 (1)

	Three months ended March 31,
(in thousands except average rent)	2006	2005	% Change
Segment revenue	$32,123	$27,134	18.4%
Operating expense:
Personnel expenses	4,638	4,117	12.7%
Real estate taxes	1,536	1,384	11.0%
Repairs and maintenance	995	1,073	(7.3%)
Marketing expense	2,281	2,900	(21.3%)
Utilities and phone expenses	1,041	1,040.1%
Cost of goods sold	1,069	951	12.4%
Store admin and other expenses	2,363	2,424	(2.5%)

Direct operating and real estate tax expense	13,923	13,889.2%

NOI	18,200	13,245	37.4%
Leasehold expense	654	548	19.3%

NOI after leasehold expense	17,546	12,697	38.2%
Indirect operating expense (2)	2,637	4,131	(36.2%)

NOI after indirect operating and leasehold expense	$14,909	$8,566	74.0%

Avg. annual rent per sq. ft. (3)	$21.93	$21.80	0.6%
Avg. sq. ft. occupancy	80%	68%	17.6%
Total net rentable sq. ft.	6,655,000	6,655,000
Number of properties as of March 31st	123	123

(1)	Amounts for both years have been translated from local currencies to U.S. dollars at a constant exchange rate of 1.20.

(2)	Indirect operating expense includes certain shared property costs such as district and regional management, national contracts personnel and marketing, as well as certain overhead costs allocated to property operations such as business information technology, human resources and accounting. It does not include internal real estate acquisition cost or abandoned development expense. Indirect operating expense is allocated to storage centers based on number of months in operation during the period.

(3)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

Table 14: SHURGARD STORAGE CENTERS, INC.

EUROPEAN DEVELOPMENT & ACQUISITONS (in U.S. dollars) (unaudited)

European Development & Acquisition Performance Vintage Analysis for the three months ended March 31, 2006 and 2005

	Number of Prop- erties	(in millions) Storage Center Cost		Total Net Rentable sq. ft.	Average Occupancy		Average Annual Rent (per sq. ft) (3) (4)		(in thousands) Revenue (3)		(in thousands) NOI (3) (after leasehold expense)
					For the three months ended March 31,		For the three months ended March 31,		For the three months ended March 31,		For the three months ended March 31,
		Devel- opment Cost (1)	Total Cost (2)		2006	2005	2006	2005	2006	2005	2006	2005
New store:
Opened in 2006
France (acquisitions)	9	$45.8	$45.8	378,000	73.7%	—	$16.36	$—	$1,126	$—	$182	$—

Total opened in 2006	9	$45.8	$45.8	378,000	73.7%	—	$16.36	$—	$1,126	$—	$182	$—

Opened in 2005
Belgium	1	$6.5	$6.5	55,000	13.0%	—	$14.51	$—	$30	$—	$(107)	$—
Netherlands	3	12.1	12.1	143,000	15.5%	—	16.51	—	110	—	(497)	—
Germany	2	11.9	12.0	92,000	18.2%	—	17.04	—	82	—	(139)	(15)
France	5	39.2	39.4	291,000	17.6%	—	17.65	—	271	—	(319)	—
Denmark	1	7.5	7.5	50,000	36.3%	—	20.38	—	112	—	(14)	(43)
United Kingdom	2	20.3	20.5	80,000	31.1%	—	33.72	—	238	—	(55)	(50)

Total opened in 2005	14	$97.5	$98.0	711,000	19.7%	—	$20.44	$—	$843	$—	$(1,131)	$(108)

Developed in 2004
Germany	4	$25.9	$26.1	196,000	52.3%	21.1%	$16.97	$17.86	$464	$203	$(2)	$(276)
France	4	23.7	24.0	220,000	39.9%	12.0%	18.37	20.98	464	165	25	(299)
Denmark	2	14.2	14.3	99,000	70.6%	34.3%	20.24	19.96	399	211	159	(29)
United Kingdom	2	15.8	15.9	50,000	40.5%	6.6%	38.14	45.94	218	82	(39)	(144)

Total developed in 2004	12	$79.6	$80.3	565,000	49.7%	18.0%	$19.75	$20.74	$1,545	$661	$143	$(748)

New Store Total	35	$222.9	$224.1	1,654,000	41.4%	8.3%	$18.65	$20.74	$3,514	$661	$(806)	$(856)

Same store:
Acquired in 2004
United Kingdom	1	$14.6	$14.9	38,000	78.0%	78.0%	$54.58	$50.06	$416	$379	$250	$246

Total acquired in 2004	1	$14.6	$14.9	38,000	78.0%	78.0%	$54.58	$50.06	$416	$379	$250	$246

Opened in 2003
Belgium	1	$3.4	$4.7	45,000	83.2%	62.7%	$15.83	$15.30	$166	$117	$43	$44
Netherlands	7	38.4	40.9	351,000	74.5%	43.9%	19.30	20.81	1,340	844	598	18
Germany	5	33.9	34.2	262,000	62.3%	41.4%	13.47	14.82	590	435	98	(52)
France	7	42.3	45.8	378,000	69.3%	42.0%	18.86	21.35	1,402	951	622	78
Sweden	2	11.1	14.0	93,000	82.6%	54.5%	17.52	17.32	382	264	176	59
Denmark	1	7.6	10.2	50,000	96.5%	87.8%	24.87	22.55	329	266	190	133
United Kingdom	3	31.3	40.5	151,000	73.3%	48.6%	35.95	39.20	1,081	797	601	312

Total opened in 2003	26	$168.0	$190.3	1,330,000	72.2%	46.4%	$20.12	$21.65	$5,290	$3,674	$2,328	$592

Opened in 2002 and before
Belgium	17	$76.0	$112.2	995,000	78.2%	72.1%	$15.83	$15.87	$3,412	$3,143	$1,653	$1,793
Netherlands	22	114.0	167.4	1,177,000	78.4%	63.9%	20.38	21.06	5,014	4,268	2,768	1,938
France	23	130.4	193.3	1,234,000	83.7%	79.2%	24.09	23.12	7,037	6,365	4,121	3,072
Sweden	20	106.3	163.0	1,128,000	86.8%	75.2%	20.47	19.53	5,618	4,671	3,291	2,467
Denmark	4	27.2	39.1	211,000	88.3%	79.2%	22.88	21.08	1,165	966	663	444
United Kingdom	10	97.5	146.6	542,000	78.9%	72.8%	35.94	34.19	4,171	3,668	2,472	2,145

Total opened before 2003	96	$551.4	$821.6	5,287,000	81.8%	72.9%	$22.11	$21.61	$26,417	$23,081	$14,968	$11,859

Same Store Total	123	$734.0	$1,026.8	6,655,000	79.9%	67.6%	$21.93	$21.80	$32,123	$27,134	$17,546	$12,697

(1)	The total development cost of these projects is reported in U.S. dollars translated at the March 31, 2006 exchange rate of $1.21 to the euro. The operating results (see note (2) below) are reported at the average exchange rate for the three months ended March 31, 2006 which was $1.20 to the euro. As these exchange rates are different we believe it does not allow for an accurate measure of property investment yield. We believe the application of a constant exchange rate to both the property cost and operating results would provide a more meaningful measure of investment yield.

(2)	The total cost of the storage centers includes additional costs of approximately $294.0 million we paid to acquire additional interests in Shurgard Europe in 2003 through 2005. The amounts have been translated at the March 31, 2006 exchange rate.

(3)	The amounts have been translated from local currencies at a constant exchange rate using the average exchange rate for the first quarter of 2006.

(4)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period. On the year of opening the average annual rent is lower as the store had not been opened a full year.

Table 15: SHURGARD STORAGE CENTERS, INC.

EUROPEAN DEVELOPMENT (in Euros) (unaudited)

European Development Performance Vintage Analysis for the three months ended March 31, 2006 and 2005

	Number of Prop- erties	(in millions) Storage Center Cost		Total Net Rentable sq. ft.	Average Occupancy		Average Annual Rent (per sq. ft) (3) (4)		(in thousands) Revenue (3)		(in thousands) NOI (3) (after leasehold expense)
					For the three months ended March 31,		For the three months ended March 31,		For the three months ended March 31,		For the three months ended March 31,
		Devel- opment Cost (1)	Total Cost (2)		2006	2005	2006	2005	2006	2005	2006	2005
New store:
Opened in 2006
France	9	€37.9	€37.9	378,000	73.7%	0.0%	€13.61	€—	€937	€—	€151	€—

Total opened in 2006	9	€37.9	€37.9	378,000	73.7%	0.0%	€13.61	€—	€937	€—	€151	€—

Opened in 2005
Belgium	1	€5.4	€5.4	55,000	13.0%	0.0%	€12.07	€—	€25	€—	€(89)	€—
Netherlands	3	10.0	10.0	143,000	15.5%	0.0%	13.73	—	92	—	(413)	—
Germany	2	9.9	9.9	92,000	18.2%	0.0%	14.18	—	68	—	(116)	(12)
France	5	32.5	32.6	291,000	17.6%	0.0%	14.68	—	225	—	(265)	—
Denmark	1	6.2	6.2	50,000	36.3%	0.0%	16.95	—	93	—	(12)	(36)
United Kingdom	2	16.8	17.0	80,000	31.1%	0.0%	28.05	—	198	—	(46)	(42)

Total opened in 2005	14	€80.8	€81.1	711,000	19.7%	0.0%	€17.00	€—	€701	€—	€(941)	€(90)

Developed in 2004
Germany	4	€21.4	€21.6	196,000	52.3%	21.1%	€14.12	€14.86	€386	€169	€(2)	€(230)
France	4	19.6	19.9	220,000	39.9%	12.0%	15.28	17.45	386	137	21	(249)
Denmark	2	11.8	11.8	99,000	70.6%	34.3%	16.84	16.60	332	176	132	(24)
United Kingdom	2	13.1	13.2	50,000	40.5%	6.6%	31.73	38.22	181	68	(32)	(120)

Total developed in 2004	12	€65.9	€66.5	565,000	49.7%	18.0%	€16.43	€17.25	€1,285	€550	€119	€(623)

New Store Total	35	€184.6	€185.5	1,654,000	41.4%	8.3%	€15.51	€17.25	€2,923	€550	€(671)	€(713)

Same store:
Acquired in 2004
United Kingdom	1	€12.1	€12.3	38,000	78.0%	78.0%	€45.40	€41.64	€346	€315	€208	€205

Total acquired in 2004	1	€12.1	€12.3	38,000	78.0%	78.0%	€45.40	€41.64	€346	€315	€208	€205

Opened in 2003
Belgium	1	$2.8	$3.9	45,000	83.2%	62.7%	€13.17	€12.73	€138	€97	€36	€37
Netherlands	7	31.8	33.9	351,000	74.5%	43.9%	16.06	17.31	1,115	702	497	15
Germany	5	28.1	28.3	262,000	62.3%	41.4%	11.21	12.33	491	362	82	(43)
France	7	35.0	37.9	378,000	69.3%	42.0%	15.69	17.76	1,166	791	517	65
Sweden	2	9.2	11.6	93,000	82.6%	54.5%	14.57	14.41	318	220	146	49
Denmark	1	6.3	8.4	50,000	96.5%	87.8%	20.69	18.76	274	221	158	111
United Kingdom	3	25.9	33.5	151,000	73.3%	48.6%	29.91	32.61	899	663	500	260

Total opened in 2003	26	€139.1	€157.5	1,330,000	72.2%	46.4%	€16.74	€18.01	€4,401	€3,056	€1,936	€494

Opened in 2002 and before
Belgium	17	$62.9	$92.9	995,000	78.2%	72.1%	€13.17	€13.20	€2,838	€2,615	€1,375	€1,492
Netherlands	22	94.4	138.6	1,177,000	78.4%	63.9%	16.95	17.52	4,171	3,551	2,303	1,612
France	23	108.0	160.1	1,234,000	83.7%	79.2%	20.04	19.23	5,854	5,294	3,428	2,551
Sweden	20	88.0	135.0	1,128,000	86.8%	75.2%	17.03	16.25	4,674	3,886	2,738	2,052
Denmark	4	22.5	32.4	211,000	88.3%	79.2%	19.03	17.54	969	804	552	369
United Kingdom	10	80.7	121.4	542,000	78.9%	72.8%	29.90	28.44	3,470	3,051	2,056	1,784

Total opened before 2003	96	€456.5	€680.4	5,287,000	81.8%	72.9%	€18.39	€17.98	€21,976	€19,201	€12,452	€9,860

Same Store Total	123	€607.7	€850.2	6,655,000	79.9%	67.6%	€18.24	€18.14	€26,723	€22,572	€14,596	€10,559

(1)	The total development cost of these projects is reported in Euros translated at the March 31, 2006 exchange rate. The operating results (see note (3) below) are reported at the average exchange rate for the three months ended March 31, 2006. As these exchange rates are different we believe it does not allow for an accurate measure of property investment yield. We believe the application of a constant exchange rate to both the property cost and operating results would provide a more meaningful measure of investment yield.

(2)	The total cost of the storage centers includes additional costs of approximately € 243.4 million we paid to acquire additional interests in Shurgard Europe in 2003 through 2005.

(3)	The amounts have been translated from non-Euro currencies at a constant exchange rate using the average exchange rate for the first quarter of 2006.

(4)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period. On the year of opening the average annual rent is lower as the store had not been opened a full year.

Table 16: SHURGARD STORAGE CENTERS, INC.

FOREIGN EXCHANGE TRANSLATION (unaudited)

Foreign exchange translation for the three months ended March 31, 2006 and 2005

With the growth in the Company’s foreign operations, foreign currency translation has a greater impact on the quarterly reporting of our financial results. Foreign currency translation could cause volatility in the reported financial results of the Company and otherwise limit the comparability of operating results and financial position from one period over another. Specifically, generally accepted accounting principles (“GAAP”) prescribe specific foreign currency translation standards. For example, assets and liabilities are translated at the exchange rate in effect at the end of the applicable period. Revenue, expenses, and other components of the income statement and statement of cash flows are shown at the average exchange rate during the applicable period.

Revenues and total expenses for Shurgard Europe decreased $2.6 million and $2.8 million, respectively, in the first quarter of 2006 over the first quarter of 2005 , as a result of exchange rate variances. Total assets and total liabilities increased approximately $17.8 million and $14.1 million, respectively, from December 31, 2005 to March 31, 2006, as a result of exchange rate variances.

The following exchange rates were used for the reported periods:

Closing Rate
March 31, 2006	1.21
December 31, 2005	1.18

Average Rate
March 31, 2006	1.20
March 31, 2005	1.31

Table 17: SHURGARD STORAGE CENTERS, INC.

STORE ASSET VALUES AND OPERATING INFORMATION SCHEDULE (unaudited)

Store asset values and operating information schedule for the three months ended March 31, 2006

(in thousands except for number of properties)	No. of Properties	Ownership interest (4)	Net Rentable Square Feet	Occupancy (Q1 Avg)	Gross Book Value (5)	Applicable debt (6)	Q1 Segment Revenue	Q1 NOI (7)	Q1 Leasehold Expense
Same Store
Domestic wholly owned or leased	365	100%	23,560	84.1%	$1,492,651	$51,460	$69,575	$44,748	$970
Domestic consolidated joint ventures (1)	97	79%	6,892	84.0%	424,234	122,735	18,008	12,234	32
European wholly owned or leased	102	100%	5,573	82.0%	888,480	398,576	28,206	16,536	578
European consolidated joint ventures (1)	21	20%	1,082	72.0%	138,337	17,183	3,917	1,664	76

Total Same Store	585		37,107	83.4%	$2,943,702	$589,954	$119,706	$75,182	$1,656

New Store
Domestic wholly owned or leased developments	6	100%	287	72.8%	$22,858	$—	$926	$433	$155
Domestic joint ventures developments (1)	6	80%	376	71.9%	35,470	—	1,022	524	8
Domestic acquisitions (2)	10	97%	751	83.0%	44,519	30,301	1,600	1,011	—
European wholly owned or leased developments	1	100%	5	96.0%	5,719	—	78	(4)	—
European 20% development ventures developments (3)	25	20%	1,271	32.0%	172,492	21,947	2,310	(897)	90
European acquisition (2)	9	20%	378	74.0%	45,907	5,341	1,126	412	227

Total New Store	57		3,068	58.5%	$326,965	$57,589	$7,062	$1,479	$480

TOTALS	642		40,175	81.5%	$3,270,667	$647,543	$126,768	$76,661	$2,136

1	Includes properties in which we own an interest less than 100% but that are consolidated in our financial statements. The store information and results reflected the full 100% amounts.

2	Includes all stores acquired in 2006 and 2005.

3	Includes properties developed under First Shurgard and Second Shurgard in which we hold a 20% interest.

4	Represents ownership interest in Net Operating Income (NOI) as of March 31, 2006.

5	The actual completed cost of these projects are reported in U.S. dollars translated at the March 31, 2006 exchange rate of $1.21 to the Euro. Operating results are reported at the average exchange rate for the three months ended March 31, 2006 which was $1.20 to the Euro. As these exchange rates are different we believe it does not allow for an accurate measure of property investment yield. However, we believe the application of a constant exchange rate to both the property cost and operating results may provide a more meaningful measure of investment yield.

6	Applicable debt represents debt secured by asset pool at their ownership percentage.

7	Represents NOI after Direct Expenses. The indirect expenses not included in NOI for Domestic Same Store, European Same store, Domestic New Store and Europe New Store are the following (in thousands except indirect expense per revenue dollar):

	Q1 indirect expense		Q1 segment revenue		Indirect expense per revenue dollar
	Domestic	Europe	Domestic	Europe	Domestic	Europe
Same Store	$4,755	$2,637	$87,583	$32,123	$0.05	$0.08
New Store	$227	$857	$3,548	$3,514	$0.06	$0.24